HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Hines Real Estate Investment Trust, Inc. (“Hines REIT” and, together with Hines REIT Properties, L.P. (the “Operating Partnership”), the “Company”) made the following acquisitions since January 1, 2007:

Property Name	Date of Acquisition	Purchase Price
Laguna Buildings	January 3, 2007	$118.0 million
Atrium on Bay	February 26, 2007	$215.6 million
Seattle Design Center	June 22, 2007	$56.8 million
5th and Bell	June 28, 2007	$72.2 million
Distribution Park Rio	July 2, 2007	$53.7 million
3 Huntington Quadrangle	July 19, 2007	$87.0 million
One Wilshire	August 1, 2007	$287.0 million
Minneapolis Office/Flex Portfolio	September 28, 2007	$87.0 million
JPMorgan Chase Tower	November 16, 2007	$289.6 million
2555 Grand	February 29, 2008	$155.8 million
Raytheon/DirecTV Building	March 13, 2008	$120.0 million
Williams Tower	May 1, 2008	$271.5 million
4050/4055 Corporate Drive	May 22, 2008	$42.8 million

Additionally, the Company made equity investments in Hines US Core Office Fund LP (the “Core Fund”) totaling $58.0 million during the year ended December 31, 2007 and owned a 28.7% and 32.0%   non-managing general partner interest in the Core Fund as of June 30, 2008 and December 31, 2007, respectively.

On July 2, 2007, the Company acquired a 50% interest in Distribution Park Rio, an industrial property located in Rio de Janeiro, Brazil, through a joint venture with another affiliate of Hines. The Company accounts for its investment in Distribution Park Rio using the equity method of accounting.

The unaudited pro forma consolidated balance sheet is not presented as all acquisitions occurred prior to June 30, 2008 and no adjustments were made to the balance sheet. The unaudited pro forma consolidated statements of operations assume the $58.0 million investment in the Core Fund, the investment in Distribution Park Rio, and all of the Company’s acquisitions listed above occurred on January 1, 2007.

In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on the first day of each period presented, nor does it purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2008

	Six Months Ended June 30, 2008	Adjustment for Acquisitions		Pro Forma

Revenues:
Rental revenue	$143,078	$16,011	(a)	$159,089
Other revenue	12,276	743	(a)	13,019
Total revenues	155,354	16,754		172,108
Expenses:
Property operating expenses	40,124	3,940	(a)	44,064
Real property taxes	21,622	2,611	(a)	24,233
Property management fees	3,371	354	(a)	3,725
Depreciation and amortization	57,597	8,629	(a)	66,226
Asset management and acquisition fees	17,694	—		17,694
Organizational and offering expenses	3,614	—		3,614
General and administrative expenses	3,093	—		3,093
Total expenses	147,115	15,534		162,649
Income (loss) before other income (expenses), income tax expense and income allocated to minority interests	8,239	1,220		9,459
Other income (expenses):
Equity in losses of unconsolidated entities	(4,116)	(230	)(b)	(4,346)
Loss on derivative instruments	(665)	—		(665)
Loss on foreign currency transactions	(2)	—		(2)
Interest expense	(38,952)	(5,707	)(c)	(44,659)
Interest income	1,610	17		1,627
Loss before income tax expense and income allocated to minority interests	(33,886)	(4,700)		(38,586)
Income tax expense	(464)	(82)		(546)
Income allocated to minority interests	(1,375)	—		(1,375)
Net loss	$(35,725)	$(4,782)		$(40,507)
Basic and diluted loss per common share:
Loss per common share	$(0.21)	$(0.03)		$(0.24)
Weighted average number common shares outstanding	171,840	—		171,840

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Six Months Ended June 30, 2008

(a)
To record the pro forma effect of the Company’s acquisitions of 2555 Grand, the Raytheon/DirecTV Buildings, Williams Tower and 4050/4055 Corporate Drive, assuming that the acquisitions had occurred on January 1, 2007.

(b)	To record the pro forma effect on the Company’s equity in losses of the Core Fund assuming the Core Fund’s acquisition of One North Wacker had occurred on January 1, 2007.

(c)
To record the pro forma effect of the Company’s interest expense assuming that the Company had permanent financing in place as of January 1, 2007 related to its acquisitions of 2555 Grand, the Raytheon/DirecTV Buildings, Williams Tower and 4050/4055 Corporate Drive. The financing for each acquisition is described as follows:

•	$86.0 million mortgage with the New York State Teachers' Retirement System ("NYSTRS") at a rate of 5.375%, for the acquisition of 2555 Grand

•	$54.2 million mortgage with IXIS Real Estate Capital Inc. at a rate of 5.675%, in connection with the acquisition of the Raytheon/DirecTV Buildings; and

•	$165.0 million mortgage with NYSTRS at a rate of 5.5%, in connection with the acquisition of the Williams Tower.

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

	Year Ended December 31, 2007	Adjustment for Acquisitions		Pro Forma

Revenues:
Rental revenue	$166,610	$141,709	(a)	$308,319
Other revenue	12,966	12,754	(a)	25,720
Total revenues	179,576	154,463		334,039
Expenses:
Property operating expenses	48,221	40,596	(a)	88,817
Real property taxes	25,834	20,487	(a)	46,321
Property management fees	4,374	3,300	(a)	7,674
Depreciation and amortization	68,151	69,534	(a)	137,685
Asset management and acquisition fees	29,939	6,036	(b)	35,975
Organizational and offering expenses	7,583	—		7,583
General and administrative expenses	4,570	—		4,570
Total expenses	188,672	139,953		328,625
Loss before other income (expenses), income tax expense and income allocated to minority interests	(9,096)	14,510		5,414
Other income (expenses):
Equity in losses of unconsolidated entities	(8,288)	(5,366	)(c)	(13,654)
Loss on derivative instruments	(25,542)	—		(25,542)
Gain on foreign currency transactions	134	—		134
Interest expense	(47,835)	(43,936	)(d)	(91,771)
Interest income	5,321	343		5,664
Loss before income tax expense and income allocated to minority interests	(85,306)	(34,449)		(119,755)
Income tax expense	(1,068)	(731	)(e)	(1,799)
Income allocated to minority interests	(1,266)	—		(1,266)
Net loss	$(87,640)	$(35,180)		$(122,820)
Basic and diluted loss per common share:
Loss per common share	$(0.70)	$(1.15)		$(0.79)
Weighted average number common shares outstanding	125,776	30,464	(f)	156,240

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Year Ended December 31, 2007

(a)
To record the pro forma effect of the Company’s acquisitions of the Atrium on Bay, Seattle Design Center, 5th and Bell, 3 Huntington Quadrangle, One Wilshire, the Minneapolis Office/Flex Portfolio, JPMorgan Chase Tower, 2555 Grand, the Raytheon/DirecTV Buildings, Williams Tower, and 4050/4055 Corporate Drive assuming that these acquisitions had occurred on January 1, 2007.

(b)
To record the pro forma effect of the acquisition fees (50% of which is payable in cash and 50% of which is reflected in the participation interest) related to the Company’s acquisitions of 2555 Grand, the Raytheon/DirecTV Buildings, Williams Tower and 4050/4055 Corporate Drive.

(c)
To record the pro forma effect on the Company’s equity in income/losses of its equity method investees assuming that the following transactions occurred on January 1, 2007:

▪ the Company’s additional investment in the Core Fund;

▪ the Core Fund’s acquisitions of the Sacramento Properties, Charlotte Plaza, the Carillon Building, Renaissance Square and One North Wacker; and

▪ the Company’s acquisition of Distribution Park Rio.

(d)
To record the pro forma effect of the Company’s interest expense assuming that the Company had permanent financing in place as of January 1, 2007 related to its acquisitions of the Laguna Buildings, Atrium on Bay, Seattle Design Center, 5th and Bell, 3 Huntington Quadrangle, One Wilshire, the Minneapolis Office/Flex Portfolio, JPMorgan Chase Tower, 2555 Grand, the Raytheon/DirecTV Buildings, Williams Tower and 4050/4055 Corporate Drive. The financing related to each acquisition is as follows:

•	$190.0 million CAD ($163.9 million USD as of February 26, 2007) mortgage upon the acquisition of Atrium on Bay at a rate of 5.33%;

•	$119.0 million mortgage at 5.355% under its pooled mortgage facility with HSH Nordbank for the purchase of the Daytona Buildings and the Laguna Buildings;

•	$70.0 million mortgage at 6.03% under its pooled mortgage facility with HSH Nordbank for the purchase of Seattle Design Center and 5th and Bell;

•	$48.0 million mortgage at 5.98% under its pooled mortgage facility with HSH Nordbank for the purchase of 3 Huntington Quadrangle;

•	$159.5 million mortgage with Prudential at 5.98% for the purchase of One Wilshire;

•	$205.0 million mortgage with Metropolitan Life Insurance Company at a rate of 5.7%, for the acquisition of the JPMorgan Chase Tower and the Minneapolis Office/Flex Portfolio;

•	Assumed a $54.2 million mortgage with IXIS Real Estate Capital Inc. at a rate of 5.675%, in connection with the acquisition of the Raytheon/DirecTV Buildings;

•	$86.0 million mortgage at 5.375% with NYSTRS for the the purchase of 2555 Grand; and

•	$165.0 million mortgage at 5.5% with NYSTRS for the purchase of Williams Tower.

(e)
To record the pro forma effect of income taxes resulting from foreign income taxes incurred by Atrium on Bay, an international property acquired by the Company in February 2007 as well as state taxes incurred by several properties in the U.S. This adjustment assumes these acquisitions had occurred on January 1, 2007.

(f)
To record the pro forma effect of the proceeds required from the issuance of shares of the Company’s common stock to complete the acquisitions described in (a) above, less amounts received from the financing activities described in (c) above.

HINES REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2008
and the Year Ended December 31, 2007

(1)  Investment Properties Acquired After January 1, 2007

On January 3, 2007, the Company acquired six office buildings located on N.E. 31st Way in Redmond, Washington (the “Laguna Buildings”). Four of the buildings were constructed in the 1960’s, while the remaining two buildings were constructed in 1998 and 1999. In aggregate, the buildings contain 464,701 square feet of rentable area.

On February 26, 2007, the Company acquired Atrium on Bay, a mixed-use office and retail complex located in the Downtown North submarket of the central business district of Toronto, Canada. Atrium on Bay is comprised of three office towers, a two-story retail mall, and a two-story parking garage. The buildings consist of 1,079,870 square feet of rentable area. The contract purchase price of Atrium on Bay was approximately $250.0 million CAD (approximately $215.6 million USD as of February 26, 2007), exclusive of transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $190.0 million CAD ($163.9 million USD as of February 26, 2007). The financial statements of Atrium on Bay were translated from Canadian Dollars, the property’s functional currency, into United States Dollars for reporting purposes.

On June 22, 2007, the Company acquired Seattle Design Center, a mixed-use office and retail complex that contains 390,684 square feet of rentable area, located in Seattle, Washington. The complex consists of two buildings, one constructed in 1973 and the other in 1983.

On June 28, 2007, the Company acquired 5th and Bell, a six-story office building that contains 197,135 square feet of rentable area, located in Seattle, Washington. The building was constructed in 2002.

On July 2, 2007, the Company acquired a 50% interest in Distribution Park Rio, an industrial property located in Rio de Janeiro, Brazil for $103.7 million BRL ($53.7 million USD as of July 2, 2007) through a joint venture with an affiliate of Hines. The property consists of four industrial buildings that contain 693,115 square feet of rentable area. The buildings were constructed in various years from 2001 to 2007. The Company funded this equity method investment on June 28, 2007.

On July 19, 2007, the Company acquired 3 Huntington Quadrangle, an office complex that contains 407,731 square feet of rentable area, located on Long Island in New York. The complex consists of two four-story buildings constructed in 1971.

On August 1, 2007, the Company acquired One Wilshire, a thirty-story office building that contains 664,248 square feet of rentable area, located in Los Angeles, California. The building was constructed in 1966 and renovated in 1992.

On September 28, 2007, the Company acquired the Minneapolis Office/Flex Portfolio, a collection of nine office/flex buildings that contain 766,240 square feet of rentable area, located in the I-494, I-394, and Midway submarkets of Minneapolis, Minnesota. The buildings were constructed between 1986 and 1992.

On November 16, 2007, the Company acquired JPMorgan Chase Tower, a 55-story office building that contains 1,296,407 square feet of rentable area, located in Dallas, Texas. The building was constructed in 1987.

On February 29, 2008, the Company acquired 2555 Grand, a 24-story office building that contains 595,607 square feet of rentable area, located in Kansas City, Missouri. The building was constructed in 2003.

On March 13, 2008, the Company acquired the Raytheon/DirecTV Buildings, a complex consisting of two buildings located in El Segundo, California that contains 550,579 square feet of rentable area. The building was constructed in 1976.

On May 1, 2008, the Company acquired Williams Tower, a 64-story office building located in the Galleria/West Loop submarket of Houston, Texas that contains approximately 1.5 million square feet of rentable area. The building was constructed in 1982.

On May 22, 2008, the Company acquired 4050/4055 Corporate Drive, a two building industrial complex that contains 643,429 square feet of rentable area, located in the DFW Trade Center submarket of Dallas, Texas.

The unaudited pro forma consolidated statements of operations assume that all acquisitions described above occurred on January 1, 2007.

(2)  Core Fund Properties Acquired After January 1, 2007

The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. The third-party investors in the Core Fund other than Hines REIT are, and Hines expects that future third-party investors in the Core Fund will be, primarily U.S. and foreign institutional investors or high net worth individuals. The Core Fund was formed as a Delaware limited partnership.

On May 1, 2007, the Core Fund purchased a portfolio of six office properties located in Sacramento, California (collectively the “Sacramento Properties”). The Sacramento Properties include 15 office buildings located in and around the Sacramento metropolitan area that contain approximately 1.4 million square feet. The contract purchase price of the Sacramento Properties was $490.2 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $273.3 million. The Core Fund currently holds approximately a 64.61% interest in the Sacramento Properties. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.40%, and 14.99%, respectively.

On June 20, 2007, the Core Fund purchased Charlotte Plaza, a 27-story office building located in Charlotte, N.C. The building was constructed in 1981. The contract purchase price of Charlotte Plaza was $175.5 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $97.5 million. The Core Fund currently holds approximately an 80.97% interest in Charlotte Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.25% and 18.78%, respectively.

On July 2, 2007, the Core Fund purchased the Carillon building, a 24-story office building located in Charlotte, N.C. The building was constructed in 1989. The contract purchase price of the Carillon building was $140.0 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $78.0 million. The Core Fund currently holds approximately an 80.97% interest in the Carillon building. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.25% and 18.78%, respectively.

On December 27, 2007, the Core Fund purchased Renaissance Square, a complex consisting of two office buildings located in Phoenix, Arizona. The buildings were constructed between 1987 and 1989. The contract purchase price of Renaissance Square was $270.9 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was assumed in the amount of $188.8 million. The Core Fund currently holds approximately an 80.97% interest in Renaissance Square. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.25% and 18.78%, respectively.

On March 31, 2008, the Core Fund purchased One North Wacker, a 51-story office building located in Chicago, Illinois. The building was constructed in 2001. The contract purchase price of One North Wacker was $540.0 million, excluding transaction costs, financing fees and working capital reserves. The Core Fund currently holds approximately an 80.97% interest in One North Wacker. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.25% and 18.78%, respectively.

The unaudited pro forma condensed consolidated statements of operations of the Core Fund summarized below assume that all acquisitions described above occurred on January 1, 2007. Additionally, the unaudited pro forma consolidated financial statements of the Company have been prepared assuming the Company’s investment in the Core Fund is accounted for utilizing the equity method as the Company has the ability to exercise significant influence, but does not exercise financial and operating control, over the Core Fund.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS OF THE CORE FUND
For the Six Months Ended June 30, 2008
and the Year Ended December 31, 2007

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
Revenues and other income	$270,527	$554,029
Expenses:
Operating	115,044	232,612
Interest	70,167	137,584
Depreciation and amortization	102,662	239,393
Total expenses	287,873	609,589
Minority interest	320	11,248
Net loss	$(17,026)	$(44,312)

*****